Exhibit 99.1
                                                                    ------------


                             JOINT FILING AGREEMENT

           The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended.

                                    SIGNATURE

           After reasonable inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


    April 23, 2004                By:              *
------------------------------        ---------------------------------------
           Date                             Thomas O. Hicks


                                  *By:  /s/ David W. Knickel
                                      ---------------------------------------
                                            David W. Knickel
                                            Attorney-in-Fact


                                  CAPSTAR BOSTON PARTNERS, L.L.C.


                                  By:  HM3/GP Partners, L.P., its managing
                                       member

                                  By:  Hicks, Muse GP Partners III, L.P., its
                                       general partner

                                  By:  Hicks, Muse Fund III Incorporated, its
                                       general partner


                                  By:  /s/ David W. Knickel
                                      ------------------------------------------
                                       David W. Knickel
                                       Vice President, Treasurer and Secretary

                                HICKS, MUSE, TATE & FURST EQUITY FUND
                                III, L.P.

                                By: HM3/GP Partners, L.P., its general partner

                                By: Hicks, Muse GP Partners III, L.P., its
                                    general partner

                                By: Hicks, Muse Fund III Incorporated, its
                                    general partner


                                By: /s/ David W. Knickel
                                    -----------------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary


                                HM3/GP PARTNERS, L.P.

                                By: Hicks, Muse GP Partners III, L.P., its
                                    general partner

                                By: Hicks, Muse Fund III Incorporated, its
                                    general partner


                                By: /s/ David W. Knickel
                                    ------------------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary


                                HICKS, MUSE GP PARTNERS III, L.P.

                                By: Hicks, Muse Fund III Incorporated, its
                                    general partner


                                By: /s/ David W. Knickel
                                    --------------------------------------------
                                    David W. Knickel
                                    Vice President, Treasurer and Secretary

                                   HICKS, MUSE FUND III INCORPORATED


                                   By: /s/ David W. Knickel
                                      ------------------------------------------
                                       David W. Knickel
                                       Vice President, Treasurer and Secretary


                                   HM3 COINVESTORS, L.P.

                                   By: Hicks, Muse GP Partners III, L.P., its
                                       general partner

                                   By: Hicks, Muse Fund III Incorporated, its
                                       general partner


                                   By: /s/ David W. Knickel
                                       -----------------------------------------
                                       David W. Knickel
                                       Vice President, Treasurer and Secretary


                                   HICKS, MUSE, TATE & FURST EQUITY FUND
                                   IV, L.P.

                                   By:  HM4 Partners, L.P., its general
                                        partner

                                   By:  Hicks, Muse GP Partners LA, L.P., its
                                        general partner

                                   By:  Hicks, Muse Latin America Fund I
                                        Incorporated, its general partner


                                   By:  /s/ David W. Knickel
                                       -----------------------------------------
                                        David W. Knickel
                                        Vice President, Treasurer and Secretary

                                  HICKS, MUSE, TATE & FURST PRIVATE
                                  EQUITY FUND IV, L.P.

                                  By:  HM4 Partners, L.P., its general
                                       partner

                                  By:  Hicks, Muse GP Partners LA, L.P., its
                                       general partner

                                  By:  Hicks, Muse Latin America Fund I
                                       Incorporated, its general partner


                                  By:  /s/ David W. Knickel
                                      ------------------------------------------
                                       David W. Knickel
                                       Vice President, Treasurer and Secretary


                                  HM4 PARTNERS, L.P.


                                  By:  Hicks, Muse GP Partners LA, L.P., its
                                       general partner

                                  By:  Hicks, Muse Latin America Fund I
                                       Incorporated, its general partner


                                  By:  /s/ David W. Knickel
                                      ------------------------------------------
                                       David W. Knickel
                                       Vice President, Treasurer and Secretary


                                  HICKS, MUSE GP PARTNERS LA, L.P.

                                  By: Hicks, Muse Latin America Fund I
                                      Incorporated, its general partner


                                  By: /s/ David W. Knickel
                                      ------------------------------------------
                                      David W. Knickel
                                      Vice President, Treasurer and Secretary

                                         HICKS, MUSE LATIN AMERICA FUND I
                                         INCORPORATED


                                         By:  /s/ David W. Knickel
                                             ----------------------------------
                                              David W. Knickel
                                              Vice President, Treasurer and
                                              Secretary


                                         HM 1-FOF COINVESTORS, L.P.


                                         By: Hicks, Muse GP Partners L.A., L.P.,
                                             its general partner

                                         By: Hicks, Muse Latin America Fund I
                                             Incorporated, its general partner


                                         By: /s/ David W. Knickel
                                             ----------------------------------
                                             David W. Knickel
                                             Vice President, Treasurer and
                                             Secretary


                                         HM4-EQ COINVESTORS, L.P.

                                         By: Hicks, Muse GP Partners IV, L.P.,
                                             its general partner

                                         By: Hicks, Muse Fund IV LLC, its
                                             general partner


                                         By: /s/ David W. Knickel
                                            -----------------------------------
                                             David W. Knickel
                                             Vice President, Treasurer and
                                             Secretary

                                         HM4-EN COINVESTORS, L.P.

                                         By: Hicks, Muse GP Partners IV, L.P.,
                                             its general partner

                                         By: Hicks, Muse Fund IV LLC, its
                                             general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             David W. Knickel
                                             Vice President, Treasurer and
                                             Secretary


                                             HM4-P COINVESTORS, L.P.

                                         By: Hicks, Muse GP Partners IV, L.P.,
                                             its general partner

                                         By: Hicks, Muse Fund IV LLC, its
                                             general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             David W. Knickel
                                             Vice President, Treasurer and
                                             Secretary


                                         HICKS, MUSE GP PARTNERS IV, L.P.

                                         By: Hicks, Muse Fund IV LLC, its
                                             general partner


                                         By: /s/ David W. Knickel
                                             -----------------------------------
                                             David W. Knickel
                                             Vice President, Treasurer and
                                             Secretary

                                          HICKS, MUSE FUND IV LLC


                                          By: /s/ David W. Knickel
                                              ----------------------------------
                                              David W. Knickel
                                              Vice President, Treasurer and
                                              Secretary


                                          HM4/CHANCELLOR, L.P.

                                          By:  Hicks, Muse Fund IV LLC, its
                                               general partner

                                          By:  /s/ David W. Knickel
                                              ----------------------------------
                                              David W. Knickel
                                              Vice President, Treasurer and
                                              Secretary